May 15, 2000

     Securities and Exchange Commission
     Judiciary Plaza
     450 Fifth Street, N.W.
     Washington, D.C.  20549

     Re:  Home Loan Trust 2000-1 Mortgage Pass-Through Certificates, Series
          2000-1;
          File No.  333-43091-06.

     Ladies and Gentlemen:

     Enclosed herewith for filing on behalf of the trust fund (the
     "Trust") created pursuant to a Pooling and Servicing Agreement dated as of February 29, 2000 (the "Pooling and Servicing Agreement") relating to Home Loan Trust 2000-1, among Bankers Trust Company of California, N.A., as Trustee (the "Trustee"), Residential Asset Funding Corporation, as Depositor (the "Depositor") and Home Loan and Investment Bank, F.S.B., as Master Servicer (the "Master Servicer").

     The Certificates will consist of two classes of senior certificates, the class A-1 certificates and the class A-2 certificates, and one class of subordinated class R certificates. Only the Class A certificates are being offered hereby.

     Each class A certificate represents a certain fractional undivided ownership interest in the trust fund. The trust fund consists of:

     1. the mortgage loans, together with the mortgage files relating thereto and all collections thereon and proceeds thereof (other than payments of interest that accrued on each mortgage loan up to and including the due date occurring on or immediately preceding the cut-off date and principal (including prepayments) received on or prior to the cut-off date,

     2. assets that from time to time are identified as REO property and collections thereon and proceeds thereof,

     3. assets that are deposited in the certificate account, including amounts on deposit in the certificate account (including the simple interest excess sub-account) and invested in permitted investments,

     4. the trustee's rights with respect to the mortgage loans under all insurance policies required to be maintained and any insurance proceeds,

     5.  liquidation proceeds,

     6.  released mortgaged property proceeds and

     7.  the spread account.

     In addition, Financial Security will issue the certificate insurance policy under which it will guarantee payments to the class A holders as described in the Prospectus Supplement dated as of March 11, 2000 (to prospectus dated September 9, 1999.)

     In addition to the class A-1 certificates and the class A-2 certificates, the trust will also issue the class R certificates. The class R certificates are not being offered hereby.

     Distributions of principal and interest to holders of record of class A certificates as of each record date will be made on each related payment date in an amount equal to their respective percentage interests multiplied by the amount to be distributed to the class A holders described under "--Flow of Funds".

     The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No. 333-81721). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

     The Trust will file, promptly after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of
     Part II of Form 10-Q.

     The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

     Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
     Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
     Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

     The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

     Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 247-6255.


     Sincerely,
     /s/ Judy L. Gomez
     Assistant Vice President
     Bankers Trust Company of California, N.A.
     S.E.C. Reporting Agent for Home Loan Trust 2000-1 Mortgage Pass-Through Certificates, Series 2000-1.


                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  April 17, 2000


                       RESIDENTIAL ASSET FUNDING CORPORATION,
           as Depositor, Home Loan and Investment Bank, F.S.B., as Master Servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A., as trustee (the "Trustee") under the Pooling and Servicing Agreement, dated as of February 29, 2000, relating to Home Loan Trust 2000-1.


                HOME LOAN TRUST 2000-1 MORTGAGE PASS-THROUGH CERTIFICATES,
                                     SERIES 2000-1
                 (Exact name of Registrant as specified in its Charter)


                                      NORTH CAROLINA
                     (State or Other Jurisdiction of Incorporation)

               333-81721                            TBD
          (Commission File Number)        (I.R.S. Employer Identification No.)


           301 SOUTH COLLEGE STREET
           CHARLOTTE, NORTH CAROLINA
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (704) 374-4868


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of April 17, 2000.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of February 29, 2000.


          Date:  May 18, 2000               By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders dated as of April 17, 2000.





                              Home Loan and Investment Association   2000-1
                              Mortgage Pass-Through Certificates
                              April 17, 2000 Distribution
                                 Contents
                                                            TABLE OF CONTENTS

>                                                                  Page
                                                                       1.  Cont
>ents                                                                1
                                                                       2.  Cert
>ificate Payment Report                                              2
                                                                       3.  Coll
>ection Account Report                                               4
                                                                       4.  Coll
>ateral Report                                                       7
                                                                       5.  Deli
>nquency Report                                                     10
                                                                       6.  REO
>Report                                                             13
                                                                       7.  Prep
>ayment Report                                                      14
                                                                       8.  Real
>ized Loss Report                                                   17
                                                                       9.  Othe
>r Related Information                                              20
                                                                           Tota
>l Number of Pages
> 20
                                                            CONTACTS
                                                                            Adm
>inistrator:   Barbara Rowe
                                                                            Dir
>ect Phone Number:   (714)247-6284
                                                                            Add
>ress:   Deutsche Bank

>              1761 E. St. Andrew Place, Santa Ana, CA 92705
                                                                            Web
> Site:   http://www-apps.gis.deutsche-bank.com/invr
                                                                            Fac
>tor Information:   (800) 735-7777
                                                                            Mai
>n Phone Number:   (714) 247-6000
               ISSUANCE INFORMATION
                              Seller:                       Home Loan and Inves
>tment                                                    Cut-Off Date:
>     February 29, 2000
                              Certificate Insurer:          Financial Security
>Assurance Inc.                                           Closing Date:
>      March 14, 2000
                              Servicer(s):                  Home Loan and Inves
>tment                                                    First Payment Date:
>  April 17, 2000
                              Underwriter(s):               First Union Securit
>ies                                                      Distribution Date:
>    April 17, 2000

>                                                         Record Date:
>      March 31, 2000

>                          Page 1 of 20
>          (c) COPYRIGHT 2000 Deutsche Bank
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP TOTAL
                                                                       1
                                                                issue_idperiod
>         t_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_
>3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HL0001  200004
>        0       0393040.4       0       0       0       0       7       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 1
                                                                       1
                                                                issue_idperiod
> sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HL0001  200004
>        1       0312714.1       0       0       0       0       5       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 2
                                                                       1
                                                                issue_idperiod
> sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HL0001  200004
>        2       080326.35       0       0       0       0       2       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 3
                                                                       0
                                                                issue_idperiod
> sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 4
                                                                       0
                                                                issue_idperiod
> sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

>
>                                         0                               0
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 > t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       053856.84       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0393040.4       7       0       053856.84       0       0       055275
>377
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 > t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       040480.22       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0312714.1       5       0       040480.22       0       0       040610
>733
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 > t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       013376.62       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       080326.35       2       0       013376.62       0       0       014664
>644
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 > t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 > t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
                                                                      18
>0       0                                                         281.757
>                                                 0       0     0.00723758
                        56264.66864409.949203.72       0       0      18
>0       0                                                         274.241
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
54305499    1091    107356264.66864409.949203.72       0       0      18
>0       0     590 21485.6  1953.5 5692652 5416275 5314749264.8351 276.2354.3140
>890.006216       0       00.005641       0       0       0    0.007237581

>
>                                                         0     0.00783706
                        38160.51634133.736486.64       0       0      13
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
39901953     838     82538160.51634133.736486.64       0       0      13
>0       0     32815708.85 1515.29 4390596 4187543 4112413     259274.2417 4.236
>71       0       0       0       0       0       0       0    0.007837062

>
>                                                         0     0.00557685
                        18104.15230276.312717.08       0       0       5
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
14403546     253     24818104.15230276.312717.08       0       0       5
>0       0     262 5776.75  438.21 1302056 1228733 1202337     281 281.7574.5284
>520.023429       0       00.021261       0       0       0    0.005576845

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
              0        0.00723758       00.000992       0                   0.1
>09
                                                        0                   0.0
>88
                                         BankruptREO     Total   Total   Total
>
>           Total                   Total           Total
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.007237581       00.000992       0  Apr-00 54.30550.1029
>87                                                0.0165450.983455
>   0.0165450.181436                0.1814364.31408921.02831
              0        0.00783706       00.001014       0
                                         BankruptREO     Group I Group I Group
>I
>           Group I                 Group I         Group I
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa1or 2 padel_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.007837062       00.001014       0  Apr-0039.901950.1081
>14                                                0.0165290.983471
>   0.0165290.181273                0.181273 4.2367121.39312
              0        0.00557685       00.000929       0
                                         BankruptREO     Group IIGroup IIGroup
>II
>           Group II                Group II        Group II
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.005576845       00.000929       0  Apr-0014.403550.0887
>89                                                 0.01659 0.98341
>    0.016590.181888                0.1818884.52845220.08279
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA

>
>                                  Printing Pages          Starting# Pages # Pag
>es
Total   Total
>
>                         1       1Contents                       1       1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity                      2       2Certificate Payment Repo       2       2
>  0
21.02831913.6137       0       1                       0       0
>        0       0                       0
>                         3       3Collection Account Repor       4       3
>  0

>
>                         4        Credit Enhancement Report              0

>
>                         5       4Collateral Report              7       3
>  0

>
>                         6       5Delinquency Report            10       3
>  0

>
>                         7       6REO Report                    13       1

>
>                         8        Foreclosure Report                     0

>
>                         9       7Prepayment Report             14       3
>  0

>
>                        10        Prepayment Detail Report               0

>
>                        11       8Realized Loss Report          17       3
>  0

>
>                        12        Realized Loss Detail Report            0

>
>                        13        Triggers, Adj. Rate Cert. and Mi       0

>
>                        14       9Other Related Informatio      20       1

>
>                        15        Additional Certificate Report          0

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         20
Group I Group I                                         Group I
>         Group I                         Group I
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
21.39312670.6203       0       1                       0       0
>        0       0                       0
Group IIGroup II                                        Group II
>         Group II                        Group II
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
20.08279242.9933       0       1                       0       0
>        0       0                       0
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
# Pages Total # # Standard Pgs per Report
               1               1
       0       2       2       1
       0       3       3       1
               0       1       0
       0       3       3       1
       0       3       1       1
               1               1
               0               0
       0       3       3       1
               0               0
       0       3       3       1
               0               0
               0       1       0
               1               1
               0       1       0
               0               0
               0               0
              20